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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                        DATE OF REPORT: OCTOBER 12, 2005
                        (date of earliest event reported)


                                ATS MEDICAL, INC.
             (Exact name of registrant as specified in its charter)


                         Commission File Number: 0-18602
                      -------------------------------------


                MINNESOTA                               41-1595629
(State or other jurisdiction of incorporation) (IRS Employer Identification No.)

                             3905 ANNAPOLIS LANE N.
                          MINNEAPOLIS, MINNESOTA 55447
          (Address of principal executive offices, including zip code)


                                 (763) 553-7736
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

As disclosed in a Current Report on Form 8-K filed on October 12, 2005 by ATS Medical, Inc. (the "Company") with the Securities and Exchange Commission , on October 7, 2005 the Company sold $19,000,000 aggregate principal amount of its 6% Convertible Senior Notes due 2025 (the "Initial Notes") and warrants (the "Initial Warrants") to purchase 1,140,000 shares of the Company's common stock, par value $0.01 per share (the "Common Stock"). In addition, the Company also granted each of the purchasers of the Initial Notes and the Initial Warrants (the "Initial Investors") a 120-day option to purchase its pro-rata portion of an additional $4,750,000 of notes and related warrants to purchase 285,000 shares of Common Stock.

On October 14, 2005, the Company sold an additional $3,400,000 aggregate principal amount of its 6% Convertible Senior Notes due 2025 (the "Additional Notes") and warrants to purchase 204,000 shares of Common Stock (the "Additional Warrants") in a private placement. In addition, each of the purchasers of the Additional Notes and the Additional Warrants were granted a 120-day option to purchase its pro-rata portion of an additional $850,000 of notes and related warrants to purchase 51,000 shares of Common Stock. The terms and conditions of the Additional Notes and the Additional Warrants are identical to the terms and conditions of the Initial Notes and the Initial Warrants. The Company intends to use the net proceeds from the private placement of the Additional Notes and the Additional Warrants for general corporate purposes, working capital, capital expenditures and potential acquisitions of complementary companies or technologies.

Copies of the definitive agreements from the initial closing - the Securities Purchase Agreement, the Registration Rights Agreement, the Indenture and the Warrant Agent Agreement - were attached as exhibits to the Current Report on Form 8-K filed by the Company with the Securities Exchange Commission on October 12, 2005. Attached hereto as exhibits are copies of Amendment No. 1, dated October 12, 2005, to the Securities Purchase Agreement, Amendment No. 1, dated as of October 13, 2005, to the Registration Rights Agreement, and the First Supplemental Indenture, dated October 13, 2005, to the Indenture.

Amendment No. 1 to the Securities Purchase Agreement

On October 12, 2005, the Company entered into Amendment No. 1 to the Securities Purchase Agreement (the "SPA Amendment"), by and among the Company, the Initial Investors and the buyers listed on Exhibit A1 thereto (the "Additional Investors"). Pursuant to the SPA Amendment, the Company agreed to issue and sell the Additional Notes and the Additional Warrants to the Additional Investors for cash equal to the aggregate principal amount of the Additional Notes, plus interest from October 7 through October 14. In addition, the Company granted each of the Additional Investors a 120-day option (from October 7, 2005) to purchase its pro-rata portion of an additional $850,000 of notes and related warrants to purchase 51,000 shares of Common Stock.

The Additional Notes and the Supplemental Indenture

On October 14, 2005, the Company and Wells Fargo Bank, National Association, as Trustee ("Wells Fargo") executed a Global Note to be used in connection with the Additional Notes. The Additional Notes bear interest of 6% per year payable on April 15 and October 15 of each year commencing with April 15, 2006, and mature on October 15, 2025. The Additional Notes are convertible into Common Stock at any time at a fixed conversion price of $4.20 per share.

If fully converted, the Additional Notes would convert into approximately 810,000 shares of Common Stock based on a conversion price of $4.20 per share. The conversion price represents a premium of 12% to the closing price of the Company's Common Stock on October 6, 2005, which was $3.75. If the Additional Notes are converted under certain circumstances prior to October 15, 2008, the Company will pay the Additional Investors the interest they would have received on the Additional Notes through that date. The Company has the right to redeem the Additional Notes at par plus accrued interest at any time after October 20, 2008, and the Additional Investors have the right to require the Company to repurchase the Additional Notes at par plus accrued interest on October 15 in 2010, 2015 and 2020.




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The Additional Notes were issued pursuant to the First Supplemental Indenture, dated October 13, 2005, to the Indenture (the "Supplemental Indenture"). The Supplemental Indenture contains certain covenants applicable to the Company, including a covenant restricting the amount of indebtedness that the Company may incur.

The Additional Warrants

Pursuant to the SPA Amendment, the Company also issued to the Additional Investors the Additional Warrants to purchase an aggregate of 204,000 shares of Common Stock at the rate of 60 warrants per $1,000 of principal amount of the Additional Notes purchased. The Additional Warrants are exercisable at $4.40 per share and expire in 2010.

Amendment No. 1 to the Registration Rights Agreement

On October 13, 2005, the Company entered into Amendment No. 1 to the Registration Rights Agreement, by and among the Company, the Initial Investors and the Additional Investors (the "Amended Registration Rights Agreement"), pursuant to which the Company agreed to include the Additional Notes, the Additional Warrants and the shares of Common Stock issuable upon conversion of the Additional Notes and exercise of the Additional Warrants in the registration statement to be filed within 30 days of the first issuance date of the Initial Notes and the Initial Warrants. Pursuant to the Amended Registration Rights Agreement, the Company also agreed to use its best efforts to cause the registration statement to become effective within 90 days after the first date of the original issuance of the Initial Notes and the Initial Warrants, or within 120 days after the first date of the original issuance of the Initial Notes and Initial Warrants if the registration statement is reviewed by the Securities and Exchange Commission. The Company will be required to pay certain "registration delay payments" if these deadlines are not met or the registration statement is otherwise unavailable for the resale of these securities.

Warrant Agent Agreement

Pursuant to the terms of the Warrant Agent Agreement, dated October 7, 2005, between the Company and Wells Fargo, as Warrant Agent, Wells Fargo agreed to act as agent for the Company in connection with the Additional Warrants in accordance with the instructions set forth therein.

The descriptions set forth above regarding the SPA Amendment, the Amended Registration Rights Agreement, the Supplemental Indenture, the Form of Note and the Form of Warrant are qualified in their entirety by reference to the attached copies of such documents, which are incorporated herein by reference.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF THE REGISTRANT.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES.

The Additional Notes are convertible into Common Stock at any time at a fixed conversion price of $4.20 per share. If fully converted, the Additional Notes would convert into approximately 810,000 shares of the Company's Common Stock. The Additional Warrants to purchase an aggregate of 204,000 shares of Common Stock were issued by the Company at the rate of 60 warrants per $1,000 of principal amount of the Additional Notes purchased. The Additional Warrants are exercisable at $4.40 per share and expire in 2010.

The issuance of the Additional Notes and the Additional Warrants was exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), as the Additional Notes and the Additional Warrants were offered solely to accredited investors in reliance on Regulation D under the Securities Act.

Piper Jaffray & Co., who served as the exclusive placement agent for the offering, received a fee equal to 6% of the aggregate principal amount of the Additional Notes issued by the Company.


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ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      The following exhibits are being filed with this report:

         4.1    Form of 6% Convertible Senior Notes due 2025.

         4.2    Form of Warrant.

         4.3 First Supplemental Indenture, dated October 13, 2005, to the Indenture dated as of October 7, 2005, by and between ATS Medical, Inc. and Wells Fargo Bank, National Association, as Trustee.

         10.1 Amendment No. 1, dated as of October 12, 2005, to the Securities Purchase Agreement by and among ATS Medical, Inc. and the Buyers listed therein, dated as of October 6, 2005.

         10.2 Amendment No. 1, dated as of October 13, 2005, to the Registration Rights Agreement by and among ATS Medical, Inc. and the Buyers listed therein, dated as of October 7, 2005.






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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ATS MEDICAL, INC.




                                             By:   /s/ John R. Judd
                                                   -----------------------------
                                                   John R. Judd
                                                   Chief Financial Officer


Date:  October 17, 2005



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                                  EXHIBIT INDEX


4.1      Form of 6% Convertible Senior Notes due 2025.

4.2      Form of Warrant.

4.3 First Supplemental Indenture, dated October 13, 2005, to the Indenture dated as of October 7, 2005, by and between ATS Medical, Inc. and Wells Fargo Bank, National Association, as Trustee.

10.1 Amendment No. 1, dated as of October 12, 2005, to the Securities Purchase Agreement by and among ATS Medical, Inc. and the Buyers listed therein, dated as of October 6, 2005.

10.2 Amendment No. 1, dated as of October 13, 2005, to the Registration Rights Agreement by and among ATS Medical, Inc. and the Buyers listed therein, dated as of October 7, 2005.